EXHIBIT 32.2

SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

     In connection with the Current Report of New Valley Corporation (the “Company”) on Form 8-K dated February 16, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Bryant Kirkland III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 17, 2005	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer